The Dreyfus Fund
Incorporated

SEMIANNUAL REPORT
June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

While stock prices were little changed on average over the past six months, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, large-cap stocks generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the large-cap stock market also declined, erasing the gains achieved earlier in the year.

Also, primarily because of the precipitous drop in technology stock prices, value-oriented stocks generally outperformed growth stocks during the reporting period, a reversal of the trend established over the past several years. In addition, small-capitalization stocks generally outperformed large-cap stocks, particularly in the value-oriented segment of the market. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We  appreciate  your confidence over the past six months, and we look forward to
your    continued    participation   in   The   Dreyfus   Fund   Incorporated.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the six-month period ended June 30, 2000, the fund's total return was -2.35%.(1) The fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -0.43%.(2)

We attribute the fund's absolute performance to uncertainties regarding the sustainability of domestic economic growth in the face of rising interest rates. These uncertainties caused sharp swings in investor sentiment, driving various investment styles and market sectors in and out of favor during the first six months of 2000. Prices for the types of well-established, high quality companies in which the fund invests ended the period relatively unchanged. Additionally, disappointing individual stock selections, particularly among consumer staples companies, hurt the fund's performance relative to the S&P 500 Index.

What is the fund's investment approach?

The Dreyfus Fund Incorporated invests primarily in stocks of well-established U.S. companies that we believe demonstrate potential to outperform the S&P 500 Index with less volatility. Our investment approach targets both growth- and value-oriented stocks, while maintaining a somewhat conservative bias in favor of value. In short, we seek growth at a reasonable price.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria. We start with computerized, quantitative analysis of all potential targets, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors. Our team of experienced analysts then further narrow the field by examining the specifics of each top-ranked candidate. We observe their
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

operations, interview corporate management and conduct detailed research and analysis of the competitive environment, seeking catalysts likely to spark a change in a company's market value. Armed with these analytical insights, we decide which stocks to purchase and whether any current holdings should be sold.

What other factors influenced the fund's performance?

During the first few months of the period, the fund was affected by the market's narrow emphasis on growth-oriented technology stocks, many of which had little or no earnings. Because our management discipline emphasizes value-conscious investing, results suffered in this environment. Later in the period, however, investors displayed renewed interest in company fundamentals and market strength broadened to include a wider range of stocks, creating a more positive environment for the portfolio.

Throughout the period, the market's high level of volatility and uncertainty constrained our efforts to produce higher returns than the S&P 500 Index. Our investment approach allows us the flexibility to take larger positions than the S&P 500 Index in industry sectors that we believe are likely to lead the market's performance. However, in light of the market's volatility and, in our opinion, the absence of clear market leadership from any particular sector, we chose to allocate approximately the same percentage of assets to various sectors as the S&P 500 Index. For example, we held approximately the same percentage of capital goods, utilities, consumer staples and technology stocks as the S&P 500 Index. As a result, our performance relative to the S&P 500 Index depended largely on the performance of our individual holdings within sectors.

In some sectors, we succeeded in outperforming the S&P 500 Index. For example, we held relatively large positions in strong-performing capital goods companies, such as General Electric, which delivered better than expected earnings, and Emerson Electric, which made progress in emphasizing its core electrical component business. We also realized relatively strong returns from utility holdings, such as Coastal, which benefited from rising oil and gas prices. However, these gains were outweighed by disappointing results from the consumer staples sector and, to a lesser degree, technology. Several of our consumer staples holdings, such as AT&T-Liberty Media Group Class A shares and Procter & Gamble, suffered from a variety of company-specific problems that hurt stock prices. In technology, we achieved positive returns, but failed to match the S&P 500 Index's strong performance. That's because we held relatively small positions in some of the technology companies that performed best during the period, such as Micron Technology and Corning, and held relatively large positions in a few laggards, such as Electronic Data Systems and America Online.

What is the fund's current strategy?

As of the end of the reporting period, we believe that market conditions remain volatile and the market's direction remains unclear. Accordingly, we have chosen to continue approximately matching our benchmark's allocation of assets among industry sectors, rather than emphasizing particular sectors. We continue to adhere to our value-conscious investment discipline while seeking to outperform the S&P 500 Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)


COMMON STOCKS--98.8%                                    Shares                  Value ($)
------------------------------------------------------------------------------------------------

AUTO RELATED--.0%

Visteon                                                 32,995  (a)             400,066

COMMERCIAL SERVICES--.5%

McGraw-Hill Cos.                                       234,000               12,636,000

CONSUMER DURABLES--.6%

Ford Motor                                             252,000               10,836,000

General Motors                                         104,542                6,069,970

                                                                             16,905,970

CONSUMER NON-DURABLES--5.2%

Anheuser-Busch Cos.                                     96,000                7,170,000

Coca-Cola                                              751,000               43,135,562

Estee Lauder, Cl. A                                    134,000                6,624,625

Gillette                                               246,000                8,594,625

NIKE, Cl. B                                            142,000                5,653,375

Nabisco Group Holdings                                 125,800                3,262,937

PepsiCo                                                368,000               16,353,000

Philip Morris Cos.                                     993,000               26,376,562

Procter & Gamble                                       369,000               21,125,250

                                                                            138,295,936

CONSUMER SERVICES--4.5%

Carnival                                               125,000                2,437,500

Cendant                                                525,000  (a)           7,350,000

Clear Channel Communications                           148,000  (a)          11,100,000

Comcast, Cl. A                                         289,100               11,708,550

Disney (Walt)                                          683,000               26,508,937

McDonald's                                             277,000                9,123,687

Time Warner                                            262,000               19,912,000

Viacom, Cl. B                                          459,310  (a)          31,319,201

                                                                            119,459,875

ELECTRONIC COMPONENTS--15.3%

Agilent Technologies                                    79,216                5,842,179

Applied Materials                                      169,000  (a)          15,315,625

Cisco Systems                                        1,454,000               92,419,875

Flextronics International                              101,200  (a)           6,951,175

Intel                                                  700,000               93,581,250

JDS Uniphase                                           106,000  (a)          12,706,750

Lucent Technologies                                    988,000               58,539,000

Micron Technology                                      162,000  (a)          14,266,125


COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
------------------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS (CONTINUED)

Motorola                                               459,000               13,339,687

Nortel Networks                                        619,000               42,246,750

Qualcomm                                               220,000               13,200,000

Tellabs                                                189,000  (a)          12,934,687

Texas Instruments                                      350,000               24,040,625

                                                                            405,383,728

ELECTRONIC HARDWARE--10.0%

Apple Computer                                          67,400  (a)           3,530,075

Boeing                                                 276,000               11,540,250

Compaq Computer                                        469,000               11,988,812

Dell Computer                                          537,100  (a)          26,485,744

EMC                                                    453,000  (a)          34,852,687

General Dynamics                                        39,000                2,037,750

Hewlett-Packard                                        207,700               25,936,537

International Business Machines                        603,000               66,066,187

Network Appliance                                       64,000  (a)           5,152,000

Nokia, ADS                                             118,000                5,892,625

Scientific-Atlanta                                     199,300               14,847,850

Sun Microsystems                                       493,000  (a)          44,832,187

United Technologies                                    207,000               12,187,125

                                                                            265,349,829

ENERGY MINERALS--4.6%

BP Amoco, ADS                                          339,720               19,215,413

Chevron                                                135,000               11,449,687

Exxon Mobil                                            721,721               56,655,099

Royal Dutch Petroleum, ADR                             446,000               27,456,875

Texaco                                                 125,000                6,656,250

                                                                            121,433,324

FINANCE--13.0%

AXA Financial                                          216,000                7,344,000

American Express                                       456,000               23,769,000

American General                                       122,000                7,442,000

American International Group                           508,250               59,719,375

Associates First Capital, Cl. A                        235,400                5,252,363

Bank One                                               232,800                6,183,750

Bank of America                                        356,000               15,308,000

Bank of New York                                       223,600               10,397,400

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Chase Manhattan                                        268,500               12,367,781

Citigroup                                            1,127,500               67,931,875

Federal Home Loan Mortgage                             141,000                5,710,500

Federal National Mortgage Association                  208,000               10,855,000

First Union                                            377,000                9,354,313

FleetBoston Financial                                  453,000               15,402,000

GE Investment Private Placement
   Partners 1, L.P. (Units)                              5.798  (b)           8,909,247

Goldman Sachs Group                                     75,000                7,115,625

Merrill Lynch                                           85,000                9,775,000

Morgan (J.P.)                                          106,700               11,750,338

Morgan Stanley Dean Witter & Co.                       239,000               19,896,750

Schwab (Charles)                                       277,500                9,330,938

Wells Fargo                                            502,000               19,452,500

                                                                            343,267,755

HEALTH SERVICES--.3%

HCA-Healthcare                                         274,000                8,322,750

HEALTH TECHNOLOGY--10.9%

Abbott Laboratories                                    341,000               15,195,813

American Home Products                                 404,000               23,735,000

Amgen                                                  304,000  (a)          21,356,000

Bristol-Myers Squibb                                   208,000               12,116,000

Galen Partners ll, L.P. (Units)                          2.920  (b)           2,382,635

Guidant                                                 64,000  (a)           3,168,000

Johnson & Johnson                                      290,000               29,543,750

Lilly (Eli)& Co.                                       228,500               22,821,438

Medtronic                                              238,000               11,855,375

Merck & Co.                                            488,000               37,393,000

Pfizer                                               1,383,500               66,408,000

Pharmacia                                              125,400                6,481,613

Schering-Plough                                        573,000               28,936,500

Watson Pharmaceuticals                                 148,000                7,955,000

                                                                            289,348,124

INDUSTRIAL SERVICES--.8%

Cooper Cameron                                          37,000  (a)           2,442,000

Halliburton                                             96,000                4,530,000


COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
------------------------------------------------------------------------------------------------

INDUSTRIAL SERVICES (CONTINUED)

Schlumberger                                           179,000               13,357,875

Yorktown Energy Partners, L.P. (Units)                   0.775  (b)           1,167,695

                                                                             21,497,570

NON-ENERGY MINERALS--.6%

Alcoa                                                  410,000               11,890,000

Lone Star Technologies                                  18,900  (a)             874,125

Phelps Dodge                                           115,000                4,276,563

                                                                             17,040,688

PROCESS INDUSTRIES--1.8%

Corning                                                 58,000               15,652,750

Dow Chemical                                           150,000                4,528,125

duPont (E.I.) deNemours                                220,000                9,625,000

International Paper                                    100,000                2,981,250

PPG Industries                                          38,000                1,683,875

Union Carbide                                          259,000               12,820,500

                                                                             47,291,500

PRODUCER MANUFACTURING--6.7%

Caterpillar                                             81,000                2,743,875

Emerson Electric                                       206,000               12,437,250

General Electric                                     2,064,000              109,392,000

Honeywell International                                251,125                8,459,773

Illinois Tool Works                                     58,000                3,306,000

Minnesota Mining & Manufacturing                       150,000               12,375,000

Tyco International                                     589,200               27,913,350

                                                                            176,627,248

RETAIL TRADE--5.4%

Gap                                                    175,000                5,468,750

Home Depot                                             480,500               23,994,969

May Department Stores                                  102,000                2,448,000

SK Equity Fund, L.P. (Units)                            16.484  (b)          42,807,832

Sears, Roebuck & Co.                                   191,000                6,231,375

Staples                                                103,000                1,583,625

Target                                                  97,000                5,626,000

Wal-Mart Stores                                        939,000               54,109,875

                                                                            142,270,426

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--9.1%

America Online                                         481,000               25,372,750

Automatic Data Processing                              129,000                6,909,563

BroadVision                                            164,000  (a)           8,333,250

Computer Associates International                      122,000                6,244,875

eBay                                                    12,000  (a)             651,750

Electronic Data Systems                                219,000                9,033,750

Microsoft                                            1,100,000  (a)          88,000,000

Oracle                                                 820,000  (a)          68,931,250

Veritas Software                                       112,000  (a)          12,657,750

Yahoo!                                                 112,000  (a)          13,874,000

                                                                            240,008,938

UTILITIES--9.5%

AES                                                    214,000  (a)           9,763,750

ALLTEL                                                  69,000                4,273,688

AT&T                                                   913,349               28,884,662

AT&T--Liberty Media Group, Cl. A                       570,000  (a)          13,822,500

Bell Atlantic                                           89,000                4,522,313

BellSouth                                              424,000               18,073,000

Coastal                                                448,000               27,272,000

Duke Energy                                             80,000                4,510,000

Enron                                                  217,000               13,996,500

GTE                                                    397,000               24,713,250

NEXTEL Communications, Cl. A                           160,000  (a)           9,790,000

SBC Communications                                     649,288               28,081,706

Sprint (FON Group)                                     245,800               12,535,800

Sprint (PCS Group)                                     188,000  (a)          11,186,000

U S West                                               157,000               13,462,750

WorldCom                                               594,550  (a)          27,274,981

                                                                            252,162,900

TOTAL COMMON STOCKS

   (cost $1,846,106,296)                                                  2,617,702,627


                                                     Principal

SHORT-TERM INVESTMENTS--2.2%                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------

U.S GOVERNMENT AGENCY--2.1%

Federal Home Loan Banks,

   6.57%, 7/3/2000                                  56,250,000               56,229,469

U.S. TREASURY BILLS--.1%

5.82%, 8/3/2000                                      2,028,000  (c)           2,018,367

TOTAL SHORT-TERM INVESTMENTS

   (cost $58,246,649)                                                        58,247,836
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,904,352,945)                  101.0%           2,675,950,463

LIABILITIES, LESS CASH AND RECEIVABLES                    (1.0%)            (25,610,295)

NET ASSETS                                               100.0%           2,650,340,168

(a)  NON-INCOME PRODUCING.

(b)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
     SECURITIES WITH AN AGGREGATE MARKET VALUE OF $55,267,409 REPRESENTING
     APPROXIMATELY 2.1% OF NET ASSETS.

(c)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGRAGATED ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.


                                                                                  Net
                                                         Acquisition  Purchase  Assets
Issuer                                                          Date  Price ($)*   (%)       Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
   Partners I, L.P. (Units)                          5/28/91-9/13/95  1,536,607    .34       1,536,607 per unit

Galen Partners II, L.P. (Units)                       1/28/93-1/3/97    815,971    .09         815,971 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96    719,753   1.62       2,596,932 per unit

Yorktown Energy Partners, L.P.
   (Units)                                            3/5/91-9/15/95  1,567,332    .04       1,506,703 per unit

*    AVERAGE COST.

**   THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.

SUBJECT TO CERTAIN LIMITATIONS, THE FUND HAS COMMITMENTS TO INVEST IN THE LIMITED PARTNERSHIP LISTED BELOW:

--------------------------------------------------------------------------------

                                         Portion of Committed
Issuer                                     Amounts Uninvested
--------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                   $147,742

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)

                                                    Market Value                           Unrealized
                                                     Covered                                (Depreciation)
                                          Contracts  by Contracts ($)       Expiration      at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                         5       1,835,125             September 2000       (15,102)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                    Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,904,352,945  2,675,950,463

Dividends receivable                                                 10,514,279

Receivable for investment securities sold                             1,196,712

Receivable for futures variation margin-Note 4(a)                        47,926

Prepaid expenses                                                         59,245

                                                                  2,687,768,625
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,586,184

Cash overdraft due to Custodian                                       3,231,035

Payable for investment securities purchased                          29,058,896

Payable for shares of Capital Stock redeemed                          3,250,485

Accrued expenses                                                        301,857

                                                                     37,428,457
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,650,340,168
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,791,418,925

Accumulated undistributed investment income--net                      8,295,078

Accumulated net realized gain (loss) on investments                  79,043,749

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($15,102) net unrealized
  (depreciation) on financial futures]-Note 4(b)                    771,582,416
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,650,340,168
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Capital Stock authorized)       207,292,369

NET ASSET VALUE, offering and redemption price per share ($)              12.79

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $88,350 foreign taxes withheld at source)    20,079,298

Interest                                                             3,196,348

TOTAL INCOME                                                        23,275,646

EXPENSES:

Management fee--Note 3(a)                                            8,456,509

Shareholder servicing costs--Note 3(a)                                 663,057

Prospectus and shareholders' reports                                   113,729

Professional fees                                                      103,892

Custodian fees--Note 3(a)                                               83,176

Directors' fees and expenses--Note 3(b)                                 44,993

Registration fees                                                       14,650

Loan commitment fees--Note 2                                            10,057

Interest expense--Note 2                                                 2,219

Miscellaneous                                                           16,068

TOTAL EXPENSES                                                       9,508,350

INVESTMENT INCOME--NET                                              13,767,296
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             89,302,615

Net realized gain (loss) on financial futures                       (2,820,937)

NET REALIZED GAIN (LOSS)                                            86,481,678

Net unrealized appreciation (depreciation)
  on investments [including ($15,102) net
  unrealized (depreciation) on financial futures]                 (165,819,546)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (79,337,868)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (65,570,572)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000  Year Ended
                                             (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,767,296      11,428,498

Net realized gain (loss) on investments        86,481,678     115,288,140

Net unrealized appreciation (depreciation)
   on investments                            (165,819,546)    449,043,472

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (65,570,572)    575,760,110
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,169,143)    (12,722,630)

Net realized gain on investments              (31,364,897)   (183,841,821)

TOTAL DIVIDENDS                               (36,534,040)   (196,564,451)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 446,692,592     679,848,709

Dividends reinvested                           31,345,924     167,780,735

Cost of shares redeemed                     (556,218,532)    (982,845,166)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (78,180,016)    (135,215,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (180,284,628)     243,979,937
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                        2,830,624,796    2,586,644,859

END OF PERIOD                              2,650,340,168    2,830,624,796

Undistributed investment income--net           8,295,078               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                   35,129,293      55,665,487

Shares issued for dividends reinvested         2,443,484      13,414,475

Shares redeemed                              (43,497,711)    (80,406,477)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,924,934)   (11,326,515)

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months Ended
                                                June 30, 2000                Year Ended December 31,
                                                                ------------------------------------------------
                                                (Unaudited)     1999       1998       1997        1996      1995
----------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             13.28        11.52      9.93       10.82       10.42     11.93

Investment Operations:

Investment income--net                               .07(a)       .05(a)    .10          10         .08       .22

Net realized and unrealized
   gain (loss) on investments                       (.38)        2.65      1.60        1.01        1.57      2.57

Total from Investment Operations                    (.31)        2.70      1.70        1.11        1.65      2.79

Distributions:

Dividends from investment
   income--net                                      (.03)        (.06)     (.11)       (.08)       (.09)     (.22)

Dividends from net realized
   gain on investments                              (.15)        (.88)       --       (1.78)      (1.16)    (4.08)

Dividends in excess of net
   realized gain on investments                       --           --        --        (.14)        --        --

Total Distributions                                 (.18)        (.94)     (.11)      (2.00)      (1.25)    (4.30)

Net asset value,
   end of period                                   12.79        13.28     11.52        9.93       10.82     10.42
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (2.35)(b)    24.07     17.15      10.75        15.85     23.77
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .35(b)       .71       .73        .71          .73       .74

Ratio of net investment income
   to average net assets                             .51(b)       .43       .82        .85          .70      1.56

Portfolio Turnover Rate                            31.42(b)     58.61    109.61     201.10       220.92    269.26
-----------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                   2,650,340   2,830,625  2,586,645   2,628,072   2,698,767  2,653,539

(a) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(b) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)



NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The  fund's   financial  statements  are  prepared  in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $39,773 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2000 was approximately $59,900 with a related weighted average annualized interest rate of 7.45%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $450,320 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was
charged    $83,176    pursuant    to    the    custody    agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(c) During the period ended June 30, 2000, the fund incurred total brokerage commissions of $1,212,199, of which $59,427 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2000, amounted to $833,058,841 and $972,591,200, respectively.


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000 are set forth in the Statement of Financial Futures.

(b) At June 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $771,582,416, consisting of $841,860,546 gross unrealized appreciation and $70,278,130 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        The Dreyfus Fund Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   026SA006